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                                                                    EXHIBIT 23.2


                         CONSENT OF INDEPENDENT AUDITORS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated February 12, 2000, which appears on page 18 of the annual report on Form 10-KSB of SI Diamond Technology, Inc. and subsidiaries for the years ended December 31, 1999 and 1998, and to the reference to our Firm under the caption "Experts" in the Prospectus.


                                        By: /s/ Wallace Sanders & Company
                                            -----------------------------
                                            WALLACE SANDERS & COMPANY


Dallas, Texas
July 17, 2000